                 AmeriCredit Automobile Receivables Trust 1999-C
                     Class A-1A 5.67375 % Asset Backed Notes
                   Class A-1B Floating Rate Asset Backed Notes
                      Class A-2A 6.32 % Asset Backed Notes
                   Class A-2B Floating Rate Asset Backed Notes
                       Class A-3 6.84% Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Class A-5 6.81% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                      10/01/99
Monthly Period Ending:                         10/31/99

I.           MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

             A.       Beginning of period Aggregate Principal Balance                                                  $686,674,387
                                                                                                                      -------------
             B.       Purchase of Subsequent Receivables                                                                          0
                                                                                                                      -------------

             C.       Monthly Principal Amounts

                      (1)     Collections on Receivables outstanding
                                    at end of period                                                        16,634,093
                                                                                                          ------------
                      (2)     Collections on Receivables paid off
                                    during period                                                            3,040,010
                                                                                                          ------------
                      (3)      Receivables becoming Liquidated Receivables
                                    during period                                                              752,704
                                                                                                          ------------
                      (4)      Receivables becoming Purchased Receivables
                                    during period
                                                                                                          ------------
                      (5)      Cram Down Losses occurring during period
                                                                                                          ------------
                      (6)      Other Receivables adjustments                                                    45,742
                                                                                                          ------------
                      (7)       Less amounts allocable to Interest                                         (10,483,043)
                                                                                                          ------------

                      Total Monthly Principal Amounts                                                                     9,989,506
                                                                                                                      -------------

             D.       End of period Aggregate Principal Balance                                                        $676,684,881
                                                                                                                      =============

             E.       Pool Factor                                                                                        96.669507%
                                                                                                                      =============

II.          MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                    CLASS A-1A   CLASS A-1B   CLASS A-2A   CLASS A-2B

             A.       Beginning of period Note Balance              $30,276,002  $86,502,861  $69,500,000 $230,500,000
                                                                   ---------------------------------------------------
             B.       Noteholders' Principal Distributable Amount     2,304,986    6,585,674            0            0
             C.       Noteholders' Accelerated Principal Amount       1,413,893    4,039,696            0            0
             D.       Accelerated Payment Amount Shortfall               19,535       55,814            0            0
             E.       Note Prepayment Amount                                  0            0            0            0
             F.       Deficiency Claim Amount                                 0            0            0            0
                                                                   ---------------------------------------------------


             G.       End of period Note Balance                    $26,537,588  $75,821,677  $69,500,000 $230,500,000
                                                                   ===================================================

             H.       Note Pool Factors                             75.8216800%  75.8216770%  100.000000%  100.000000%
                                                                   ===================================================


                                                                     CLASS A-3    CLASS A-4    CLASS A-5                 TOTAL
                                                                                                                      =============

             A.       Beginning of period Note Balance             $182,000,000 $283,000,000  $98,534,373              $980,313,236
                                                                   --------------------------------------             -------------

             B.       Noteholders' Principal Distributable Amount             0            0    1,098,846                 9,989,506
             C.       Noteholders' Accelerated Principal Amount               0            0            0                 5,453,589
             D.       Accelerated Payment Amount Shortfall                    0            0            0                    75,349
             E.       Note Prepayment Amount                                  0            0            0                         0
             F.       Deficiency Claim Amount                                 0            0            0                         0
                                                                   --------------------------------------             -------------

             G.       End of period Note Balance                   $182,000,000 $283,000,000  $97,435,527              $964,794,792
                                                                   ======================================             =============

             H.       Note Pool Factors                             100.000000%  100.000000%   97.435527%               96.4794792%
                                                                   ======================================             =============

                                       1

III.         RECONCILIATION OF PRE-FUNDING ACCOUNT:

             A.       Beginning of period Pre-Funding Account balance                                                  $300,001,727
                                                                                                                      -------------
             B.       Purchase of Subsequent Receivables                                                             0
                                                                                                          ------------
             C.       Investment Earnings                                                                    1,076,429
                                                                                                          ------------
             D.       Investment Earnings Transfer to Collections Account                                   (1,076,429)
                                                                                                          ------------
             E.       Payment of Mandatory Prepayment Amount
                                                                                                          ------------
                                                                                                                                  0
                                                                                                                      -------------
             F.       End of period Pre-Funding Account balance                                                        $300,001,727
                                                                                                                      =============

IV.          CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

             A.       Total Monthly Principal Amounts                                                                    $9,989,506
                                                                                                                      -------------
             B.       Required Pro-forma Security Balance                                                  879,017,947
                                                                                                          ------------
             C.       Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal
                         Amounts)                                                                          970,323,730
                                                                                                          ------------
             D.       Step-down Amount  (B. - C.)                                                                                 0
                                                                                                                      -------------
             E.       Principal Distributable Amount  (A.- D.)                                                           $9,989,506
                                                                                                                      =============

V.           RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

             A.       Beginning of period Capitalized Interest  Account balance                                          $3,125,018
                                                                                                                      -------------
             B.       Monthly Capitalized Interest Amount                                                     (469,897)
                                                                                                          ------------
             C.       Investment Earnings                                                                       12,363
                                                                                                          ------------
             D.       Investment Earnings Transfer to Collections Account                                      (12,363)
                                                                                                          ------------
             E.       Payment of Overfunded Capitalized Interest Amount                                       (155,107)
                                                                                                          ------------
             F.       Payment of Remaining Capitalized Interest Account                                              0
                                                                                                          ------------
                                                                                                                           (625,004)
                                                                                                                      -------------
             G.       End of period Capitalized Interest Account balance                                                 $2,500,014
                                                                                                                      =============

VI.          RECONCILIATION OF COLLECTION ACCOUNT:

             A.       Available Funds:

                      (1)     Collections on Receivables during period
                                    (net of Liquidation Proceeds)                                          $19,674,103
                                                                                                          ------------
                      (2)      Liquidation Proceeds collected
                                    during period                                                              615,563
                                                                                                          ------------
                      (3)      Purchase Amounts deposited in Collection
                                     Account
                                                                                                          ------------
                      (4)   (a)       Investment Earnings - Collection Account                                 366,401
                                                                                                          ------------
                            (b)       Investment Earnings - Transfer From Prefunding Account                 1,076,429
                                                                                                          ------------
                            (c)       Investment Earnings - Transfer From Capitalized Interest Account          12,363
                                                                                                          ------------
                      (5)       Collection of Supplemental Servicing Fees
                            (a)       Extension Fees                                                               772
                                                                                                          ------------
                            (b)       Repo and Recovery Fees Advanced                                            9,629
                                                                                                          ------------
                            (c)       Other Fees                                                                45,589
                                                                                                          ------------
                      (6)       Monthly Capitalized Interest Amount                                            469,897
                                                                                                          ------------
                      (7)       Mandatory Prepayment Amount
                                                                                                          ------------
                      Total Available Funds                                                                              22,270,746
                                                                                                                      -------------

             B.       Distributions:

                      (1)      Base Servicing Fee and Supplemental Servicing Fees

                            (a)       Base Servicing Fee                                                     1,287,514
                                                                                                          ------------
                            (b)       Repo and Recovery Fees                                                     9,629
                                                                                                          ------------
                            (c)       Bank Service Charges                                                       5,340
                                                                                                          ------------
                            (d)       Other Fees                                                                45,589
                                                                                                          ------------
                      (2)      Agent fees                                                                          417
                                                                                                          ------------
                      (3)      Refunds of Overpayments paid by AFS                                              12,218
                                                                                                          ------------
                      (4)      Noteholders' Interest Distributable Amount

                                       (a)        Class A - 1A                                                 147,920
                                                                                                          ------------
                                       (b)        Class A - 1B                                                 421,605
                                                                                                          ------------
                                       (c)        Class A - 2A                                                 366,033
                                                                                                          ------------
                                       (d)        Class A - 2B                                               1,123,295
                                                                                                          ------------
                                       (e)        Class A - 3                                                1,037,400
                                                                                                          ------------
                                       (f)         Class A - 4                                               1,423,009
                                                                                                          ------------
                                       (g)        Class A - 5                                                  559,183
                                                                                                          ------------

                      (5)      Noteholders' Principal Distributable Amount

                                       (a)        Class A - 1A                                               2,304,986
                                                                                                          ------------
                                       (b)        Class A - 1B                                               6,585,674
                                                                                                          ------------
                                       (c)        Class A - 2A                                                       0
                                                                                                          ------------
                                       (d)        Class A - 2B                                                       0
                                                                                                          ------------
                                       (e)        Class A - 3                                                        0
                                                                                                          ------------
                                       (f)         Class A - 4                                                       0
                                                                                                          ------------
                                       (g)        Class A - 5                                                1,098,846
                                                                                                          ------------
                      (6)      Security Insurer Premiums                                                       388,499
                                                                                                          ------------
                      Total distributions                                                                                16,817,157
                                                                                                                      -------------
             C.         Excess Available Funds  (or Deficiency Claim Amount )                                             5,453,589
                                                                                                                      -------------
             D.         Noteholders' Accelerated Principal Amount                                                        (5,453,589)
                                                                                                                      -------------
             E.         Deposit to Spread Account                                                                                $0
                                                                                                                      =============

                                       2

VII.         CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

             A.         Excess Available Funds  (VI.C.)                                                     $5,453,589
                                                                                                          ------------
             B.         Pro Forma Security Balance    (II.A.-II.B.)                                        970,323,730
                                                                                                          ------------
             C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                         879,017,947
                                                                                                          ------------
             D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                       91,305,783
                                                                                                          ------------
             E.         End of Period  Class A-1 Note Balance (before accel. payments)                     107,888,203
                                                                                                          ------------
             F.         Greater of D. or E.                                                                107,888,203
                                                                                                          ------------
             G.         Accelerated Principal Amount  (lesser of  A. or F.)                                              $5,453,589
                                                                                                                      -------------

VIII.        CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

             A.         Pro Forma Security Balance                                                        $970,323,730
                                                                                                          ------------
             B.         Required Pro Forma Security Balance                                                879,017,947
                                                                                                          ------------
             C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                       91,305,783
                                                                                                          ------------
             D.         End of Period  Class A-1 Note Balance (before accel. payments)                     107,888,203
                                                                                                          ------------
             E.         Greater of C. or D.                                                                107,888,203
                                                                                                          ------------
             F.         Excess Available Funds  (VI.C.)                                                      5,453,589
                                                                                                          ------------
             G.         Investment Earnings on Collection Account                                              366,401
                                                                                                          ------------
             H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                               $102,801,015
                                                                                                                      -------------

IX.          RECONCILIATION OF SPREAD ACCOUNT:

             A.       Beginning of period Spread Account balance                                                        $20,999,948
                                                                                                                      -------------
             B.       Additions to Spread Account
                      (1)       Deposits from Collections Account    (VI. E.)                                        0
                                                                                                          ------------
                      (2)       Investment Earnings                                                             75,349
                                                                                                          ------------
                      (3)       Deposits Related to Subsequent Receivables Purchases                                 0
                                                                                                          ------------
                      Total Additions                                                                                        75,349
                                                                                                                      -------------
             C.       Spread Account balance available for  withdrawals                                                  21,075,297
                                                                                                                      -------------
             D.       Requisite Amount of Spread Account

                        (1)       Initial Spread Account Deposit                                            $20,999,948
                                                                                                           ------------
                        (2)       Subsequent Spread Account Deposits                                                  0
                                                                                                           ------------
                        (3)       Total Initial & Subsequent Spread Account Deposits (1)+(2)                 20,999,948
                                                                                                           ------------
                        (4)       $100,000                                                                      100,000
                                                                                                           ------------
                        (5)       1 1/2% of Original Pool Balance (total deliveries)                         10,499,974
                                                                                                           ------------
                        (6)       End of period Note Balance (before accel. principal shortfall calc)       964,870,141
                                                                                                           ------------
                        (7)       Lesser of (5) or (6)                                                       10,499,974
                                                                                                           ------------
                        (8)       Floor Amount Greater of (4) or (7)                                         10,499,974
                                                                                                           ------------
                        (9)       Aggregate Principal Balance                                               676,684,881
                                                                                                           ------------
                       (10)       End of period Note Balance (before accel. principal shortfall calc)       964,870,141
                                                                                                           ------------
                       (11)      Line (9) less line (10)                                                   (288,185,260)
                                                                                                           ------------
                       (12)      OC level     (11) / (9)                                                        -42.59%
                                                                                                           ------------
                       (13)      Spread Ending Balance as a Percentage of Aggregate Principal Balance             3.10%
                                                                                                           ------------
                       (14)      Total Overcollateralization  (12) + (13)                                       -39.49%
                                                                                                           ------------
                       (15)      13% less OC level, if OC level is greater than 10%                           n/a
                                                                                                           ------------
                       (16)      If OC level is equal to or greater than 10%, Percent in (15) x End of Period
                                          Aggregate Principal Balance                                        n/a
                                                                                                           ------------
                       (17)      If OC level is less than 10%, 3% of Original Pool Balance
                                          (total deliveries)                                                 20,999,948
                                                                                                           ------------
                       (18)       15% of end of period Aggregate Principal Balance if Trigger Date              n/a
                                                                                                           ------------

                      Requisite Amount of Spread Account (either (3), (8), (15), (16), or (17) as applicabl              20,999,948
                                                                                                                      -------------

             E.       Withdrawals from Spread Account

                      (1)       Priority First - Deficiency Claim Amount                                              0
                                                                                                           ------------
                      (2)       Priority Second through Third
                                                                                                           ------------
                      (3)       Priority Fourth - Accelerated Payment Amount Shortfall         102,801,015
                                                                                             -------------
                                    Accelerated Payment Amount Shortfall in Excess of
                                       Requisite Amount                                                          75,349
                                                                                                           ------------
                      (4)       Priority Fifth through Sixth
                                                                                                           ------------
                      (5)       Priority Seventh - to Servicer
                                                                                                           ------------
                      Total withdrawals                                                                                      75,349
                                                                                                                      -------------

             F.       End of period Spread Account balance                                                              $20,999,948
                                                                                                                      -------------

X.       MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:
         A.  Beginning of period number of Receivables                        50,222
                                                                          ----------
         B.  Number of Subsequent Receivables Purchased                            0
                                                                          ----------
         C.  Number of Receivables becoming Liquidated
               Receivables during period                                          58
                                                                          ----------
         D.  Number of Receivables becoming Purchased
               Receivables during period
                                                                          ----------
         E.  Number of Receivables paid off during period                        249
                                                                          ----------
         F.  End of period number of Receivables                              49,915
                                                                          ==========

XI.      STATISTICAL DATA:
         A.  Weighted Average APR of the Receivables                          18.50%
                                                                          ----------
         B.  Weighted Average Remaining Term of the Receivables                55.68
                                                                          ----------
         C.  Average Receivable Balance                                     $ 13,557
                                                                          ----------
         D.  Aggregate Realized Losses                                      $294,775
                                                                          ----------


By:
       ----------------------
Name:  Preston A. Miller
Title: Executive Vice President and Treasurer
Date:  November 2, 1999

                 AmeriCredit Automobile Receivables Trust 1999-C
                     Class A-1A 5.67375 % Asset Backed Notes
                   Class A-1B Floating Rate Asset Backed Notes
                      Class A-2A 6.32 % Asset Backed Notes
                   Class A-2B Floating Rate Asset Backed Notes
                       Class A-3 6.84% Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Class A-5 6.81% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                    10/01/99
Monthly Period Ending:                       10/31/99


I.       MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                            Class A-1A      Class A-1B     Class A-2A      Class A-2B
                                                           ------------    ------------    -----------    ------------
         A.  Preliminary End of period Note Balance         $26,537,588     $75,821,677    $69,500,000    $230,500,000
                                                           -----------------------------------------------------------
         B.  Deficiency Claim Amount                                  0               0              0               0

         C.  End of period Note Balance                     $26,537,588     $75,821,677    $69,500,000    $230,500,000
                                                           ===========================================================
         D.  Note Pool Factors                              75.8216800%     75.8216770%    100.000000%     100.000000%
                                                           ===========================================================
                                                            Class A-3       Class A-4       Class A-5                     TOTAL
                                                           ------------    ------------    -----------                ------------
         A.  Preliminary End of period Note Balance        $182,000,000    $283,000,000    $97,435,527                $964,794,792
                                                           -------------------------------------------                ------------
         B.  Deficiency Claim Amount                                  0               0              0                           0

         C.  End of period Note Balance                    $182,000,000    $283,000,000    $97,435,527                $964,794,792
                                                           ===========================================                ============
         D.  Note Pool Factors                              100.000000%     100.000000%     97.435527%                 96.4794792%
                                                           ===========================================                ============
II.      RECONCILIATION OF SPREAD ACCOUNT:

         A.  Preliminary End of period Spread Account
               balance                                                                                                 $20,999,948
                                                                                                                      ------------
         B.  Priority First - Deficiency Claim Amount
               from preliminary certificate                                                                                      0
                                                                                                                      ------------
         C.  End of period Spread Account balance                                                                      $20,999,948
                                                                                                                      ------------
X.       PERFORMANCE TESTS:
         A.  Delinquency Ratio
             (1)  Receivables with Scheduled Payment
                    delinquent more than 60 days
                    at end of period                                                                        $5,526,953
                                                                                                          ------------
             (2)  Purchased Receivables with Scheduled
                    Payment delinquent more than 60 days
                    at end of period
                                                                                                          ------------
             (3)  Beginning of period Principal Balance                                                    686,674,387
                                                                                                          ------------
             (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                   0.80%
                                                                                                                      ------------
             (5)  Previous Monthly Period Delinquency Ratio                                                                  0.15%
                                                                                                                      ------------
             (6)  Second previous Monthly Period Delinquency Ratio                                                           0.00%
                                                                                                                      ------------
             (7)  Average Delinquency Ratio (4)+(5)+(6)
                    divided by 3                                                                                             0.32%
                                                                                                                      ------------
             (8)  Compliance (Delinquency Test Failure is a
                    Delinquency Ratio equal to or greater than 5.00%)                                                     yes
                                                                                                                      ------------


         B.  Cumulative Default Rate
             (1)  Defaulted Receivables in Current Period                                                   $2,370,881
                                                                                                         -------------
             (2)  Cumulative Defaulted Receivables Including
                    Defaulted Receivables in Current Period                                                  3,987,867
                                                                                                         -------------
             (3)  Original Pool Balance                                                                    699,998,273
                                                                                                         -------------
             (4)  Cumulative Default Rate (2) divided by (3)                                                                 0.57%
                                                                                                                      ------------
             (5)  Compliance (Default Test Failure is a Cumulative
                    Default Rate equal to or greater than 5.26%.)                                                          yes
                                                                                                                      ------------
         C.  Cumulative Net Loss Rate
             (1)  Receivables becoming Liquidated Receivables
                    during period                                                                             $752,704
                                                                                                         -------------
             (2)  Purchased Receivables with Scheduled Payment
                    delinquent more than 30 days at end of period
                                                                                                         -------------
             (3)  Cram Down Losses occurring during period
                                                                                                         -------------
             (4)  Liquidation Proceeds collected during period                                                (615,563)
                                                                                                         -------------
             (5)  Net Losses during period (1)+(2)+(3)-(4)                                                     137,141
                                                                                                         -------------
             (6)  Net Losses since Initial Cut-off Date
                    (Beginning of Period)                                                                      157,634
                                                                                                         -------------
             (7)  Cumulative Net Loss Rate before 50% of
                    90 Day Delinquencies (5) + (6) divided by (9)                                                            0.03%
                                                                                                                      ------------
             (8)  50% of Receivables with Scheduled Payment
                    delinquent more than 90 days at end of period                                              403,920
                                                                                                         -------------
             (9)  Original Aggregate Principal Balance plus
                    Pre-Funded Amount as of the Closing Date                                             1,000,000,000
                                                                                                         -------------
             (10) Cumulative Net Loss Rate (5)+(6)+(8)
                    divided by (9)                                                                                           0.07%
                                                                                                                      ------------
             (11) Compliance (Net Loss Test Failure is a Net
                    Loss Rate equal to or greater than 3.01%.)                                                            yes
                                                                                                                      ------------
         D.  Extension Rate
             (1)  Principal Balance of Receivables extended
                    during current period                                                                     $363,259
                                                                                                         -------------
             (2)  Beginning of Period Aggregate Principal Balance                                          686,674,387
                                                                                                         -------------
             (3)  Extension Rate (1) divided by (2)                                                                          0.05%
                                                                                                                      ------------
             (4)  Previous Monthly Extension Rate                                                                            0.02%
                                                                                                                      ------------
             (5)  Second previous Monthly Extension Rate                                                                     0.00%
                                                                                                                      ------------
             (6)  Average Extension Rate (3)+(4)+(5)
                    divided by 3                                                                                             0.02%
                                                                                                                      ------------
             (7)  Compliance (Extension Test Failure is an
                    Extension Rate equal to or greater than 4%.)                                                          yes
                                                                                                                      ------------
XI.      DELINQUENCY:
         A.  Receivables with Scheduled Payment delinquent
             (1)  31-60 days                                                      #           1,998      $28,063,065         4.09%
                                                                                  ------------------------------------------------
             (2)  61-90 days                                                                    377        5,124,103         0.75%
                                                                                  ------------------------------------------------
             (3)  over 90 days                                                                   30          402,850         0.06%
                                                                                  ------------------------------------------------
             Receivables with Scheduled Payment delinquent
               more than 30 days at end of period                                             2,405      $33,590,018         4.89%
                                                                                  ================================================


By:
       ---------------------------
Name:  Preston A. Miller
Title: Executive Vice President and Treasurer
Date:  November 3, 1999

                                       2